Exhibit 23


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS




    Tubby's, Inc. and Subsidiaries
    Sterling Heights, Michigan



    We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-8) of our report dated February 3, 1998, relating to the consolidated financial statements of Tubby's, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended November 30, 1997.





                                            BDO Seidman, LLP




    Troy, Michigan
    February 27, 1998




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